UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2018

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY		07073
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 804-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CAMBREX CORPORATION

Form 8-K

Current Report

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 12, 2018, Cambrex Corporation (the “Company”) completed the previously announced acquisition of all of the outstanding shares of Halo Pharmaceutical, Inc., a Delaware corporation (“Halo US”), 8121117 Canada Inc., a corporation organized under the laws of Canada (“Halo 812”), Halo Pharmaceutical Canada Inc., a corporation organized under the laws of Canada (“Halo Canada” and together with Halo US, Halo 812 and their respective Subsidiaries, the “Acquired Companies” or “Halo”) pursuant to the Purchase and Sale Agreement, dated July 20, 2018, between the Company, the Acquired Companies, the holders of all the outstanding shares of the Acquired Companies (collectively, the “Sellers”), SK Capital Partners, L.P., a Delaware limited partnership, as representative of the Sellers and SK Angel Holdings, L.P., a Cayman Islands exempted limited partnership, as guarantor of the Sellers, a copy of which was previously filed as Exhibit 2.1 to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2018. An aggregate purchase price of approximately U.S. $425 million in cash was paid as consideration. Halo is a leading dosage form Contract Development and Manufacturing Organization located in Whippany, New Jersey and Mirabel, Quebec, Canada.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Financial statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Financial statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: September 18, 2018	By:	/s/ Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President & General Counsel